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Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------

As independent auditors, we hereby consent to the inclusion in this Form 8-K and the incorporation by reference in the registration statement on Form S-3 of Celerity Systems, Inc. and any amendments to such forms, of our reports relating to the financial statements of FutureTrak International, Inc., for the years ended December 31, 1997 and 1996. We also consent to the reference to this firm under the heading "Experts" in this statement.


                                                 /S/ Clancy and Co., P.L.L.C.

                                                 CLANCY AND CO., P.L.L.C.
                                                 Certified Public Accountants
                                                 September 24, 1999